Exhibit D

              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                          CUMULATIVE PREFERRED STOCK
                                PAR VALUE $.001
                                   PER SHARE

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
     THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK

     CUSIP
     SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT

     is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE CUMULATIVE PREFERRED STOCK OF

                   THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     transferable on the books of the Corporation by the holder hereto in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     DATED:

     COUNTERSIGNED AND REGISTERED:
       STATE STREET BANK AND TRUST COMPANY

     (BOSTON, MASS.)                                   Chairman of the Board
                    TRANSFER AGENT
                    AND REGISTRAR
     BY

                  AUTHORIZED SIGNATURE               Vice President & Treasurer



                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC

               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common  UNIF GIFT MIN ACT______ Custodian ______
                                                      (Cust)          (Minor)
     TEN ENT - as tenants by the entireties     under Uniform Gifts to Minors

     JT TEN  - as joint tenants with right      Act__________________________
               of survivorship and not as                   (State)
               tenants in common

      Additional abbreviations may also be used though not in the above list.

      For value Received, ______________________ hereby sell, assign and transfer unto

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
     WHATEVER.

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

     _______________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
     ASSIGNEE
     _______________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________
     _________________________________________________________________Shares
     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ _____________________________________________________________ Attorney
     to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

     Dated ___________________

                                                ____________________________